Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

CLOSED-END

(Closed-End Artwork)

Semiannual Report
2002

LINCOLN NATIONAL
Income Fund, Inc.

[LOGO] POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.
o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
  of Contents

Letter to Shareholders                               1

Portfolio Management Review                          2

Performance Summary                                  4

Important Fund Information                           5

Financial Statements:

  Statement of Net Assets                            6

  Statement of Operations                           11

  Statements of Changes in Net Assets               12

  Statement of Cash Flows                           13

  Financial Highlights                              14

  Notes to Financial Statements                     15

Letter                                        Lincoln National Income Fund, Inc.
  to Shareholders                             July 9, 2002


Recap of Events
U.S. equity markets struggled in the six months ended June 30, 2002, leading to robust demand in the fixed-income markets. With major U.S. stock indexes entrenched deep in negative territory year-to-date, investors put $73.9 billion into bond funds during the year's first half (Source: AMG Data Services). For the period, the average U.S. bond fund made a gain of +1.36%, according to fund-tracking firm Lipper, Inc.

Strong economic growth in the first quarter of 2002 signalled that the recession is likely over. Our analysis reveals that the recession was the mildest of 10 recessions since the close of WWII.

A mitigating factor for the recession was strong consumer demand. While low interest rates helped drive the housing market through cheap mortgages, investors noticed a steep drop in yields for short-term debt securities.

In this environment, Lincoln National Income Fund, Inc. posted a total return of +3.52% (shares at net asset value with distributions reinvested) for the six months ended June 30, 2002. The Fund outperformed its benchmark, the Lipper Closed-End Flexible Income Funds Average, which posted a loss of -2.07%. The Fund also surpassed its benchmark, the Lehman Brothers Credit Index, which gained +2.63% during the same period.


Market Outlook
Despite the struggles of the equity market, we believe there are still positives to be taken from the current economic outlook. Further economic weakness remains a possibility, but the consensus GDP forecast for the remainder of 2002 is still for continued growth at a tempered pace.

Assuming the recovery does not lose momentum, the Federal Reserve is likely to raise short-term rates sometime in the future. Rising interest rates are typically not a welcome sign for bond investors, yet other factors point to a strong bond-investing environment going forward. For one, a stronger economy should benefit corporate and other non-Treasury sectors that have suffered from credit concerns. And with longer-term interest rates not as high as those on shorter-term investments, we may be unlikely to witness interest rate hikes across the spectrum of maturities.

It is important for investors to periodically reexamine the asset allocation within their investment portfolios. For those individuals seeking long-term financial goals who may be searching for attractive yields, we believe that Lincoln National Income Fund, Inc. will continue to be an excellent investment vehicle.

Thank you for your continued commitment to Delaware Investments.

Sincerely,


/s/ David K. Downes

David K. Downes
President

Average Annual Total Return                                                                               Premium (+)/
At Net Asset Value                                                                                        Discount (-)
For the period ended June 30, 2002                                                 Six Months            As of 6/30/02
Lincoln National Income Fund, Inc.                                                   +3.52%                 +1.80%
Lipper Closed-End Flexible Income Funds Average (12 funds)                           -2.07%
Lehman Brothers Credit Index                                                         +2.63%
-------------------------------------------------------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information at net asset value and market price can be found on page 4. The Lipper Closed-End Flexible Income Funds Average represents the average return of closed-end flexible income funds tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Credit Index measures the performance of the U.S. corporate bond market. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio                                     Lincoln National Income Fund, Inc.
  Management Review                           July 9, 2002


Fund Manager
Ryan K. Brist
Portfolio Manager

The Fund's Results
For the six-month period ended June 30, 2002, Lincoln National Income Fund, Inc. outperformed both its benchmark index and its Lipper peer group. The Fund posted a net gain of +3.52% (shares at net asset value with distributions reinvested) for the period while the Lehman Brothers Credit Index gained just +2.63% and the Lipper Closed-End Flexible Income Funds Average, which is comprised of just 12 funds, showed a -2.07% return.

Interest rates for the six-month period were generally stable, and historically low. The Federal Reserve maintained the fed funds rate at a level 1.75% in an effort to provide liquidity to the markets. As a measure of longer-term rates, the 10-year U.S. Treasury bond yielded an annualized rate of +4.93% for the month of June. The interest rate environment provided a challenge to investors seeking conservation of their capital with a reasonable current income.

Portfolio Highlights
Credit issues continued to influence performance in the public debt market during the first half of 2002, as the wave of accounting scandals making headlines in recent months weighed heavily on investors' confidence. Led by the headlines created by WorldCom and Qwest, the rate of downgrades from investment-grade to high-yield, as measured by Moody's, hit a record pace during the second quarter of 2002.


The Fund typically includes a component of private placement investments among its fixed-income holdings, some of which may have equity participation rights through warrants or convertible features. Given the opportunities presented by the market, your Fund's commitment to public debt increased over its fiscal first half. As of June 30, 2002, public debt accounted for 89.83% of net assets in the Fund, while private placement investments accounted for 7.49%. We have increased our allocation to public debt because private placements are issued by smaller companies in weaker financial condition. In this type of credit market, those are the companies that default on their debt or require restructuring of some type.

The Fund's diversified asset allocation included 16.78% of net assets invested in banking, finance, and insurance issues, which boosted our absolute performance during the month of May despite the fact that we were underweight versus our benchmark.

The telecommunications industry has been under pressure, and the Fund suffered from an overweight position in the sector relative to our benchmark index. Our average sale in WorldCom bonds came at $82, well above the eventual low price. Despite the negative impact, selling our WorldCom positions relatively early in that credit's slide helped avoid what could have been a much worse loss. Sprint and AT&T positions were hurt due to the damage in the sector as a whole. However, we believe that the business prospects of those companies will benefit over time from the changes taking place as a result of troubles at WorldCom and Qwest.

 In managing the Fund, we seek to provide a competitive and consistent dividend, while attempting to preserve principal and provide maximum liquidity. During the six-month period of this report, when the S&P 500 dropped by -13 percent, demand remained high for fixed-income products, which were generally able to produce attractive returns and a stable share price.

Outlook
With confidence eroded and the cost of borrowing higher, we have remained focused on intensive credit research. The SEC's recent high profile inquiries into the accounting practices of some of the nation's largest companies have occurred amid a backdrop of increasingly vigilant action on behalf of the major rating agencies. Credit rating downgrades have shut many companies out of the commercial paper market, forcing many issuers into the term market for financing.

This phenomenon is primarily responsible for the large amount of supply that occurred during the first quarter of 2002. Rating downgrades have outnumbered upgrades by a margin of three to one, but there seems to be a silver lining: corporate America appears to be increasingly more transparent with respect to financial reporting, and management teams are focusing more on balance sheet health and liquidity. We believe this has positive implications for our market going forward.

Recent data seems to suggest, at the very least, a stabilization of the economy. While growth is unlikely to return to the heady days of the late 1990s anytime soon, we expect a gradual return of confidence in corporations, which will provide a lift to both the equity and corporate bond markets. While economic growth will likely be at a slower pace than that of the late 1990s, we believe that the current recovery will continue.

Sector Allocation
As of June 30, 2002

Public Debt Securities 89.83%
Private Placement Securities-- Debt 7.49%
Other Assets 1.24%
Preferred Stock 1.15%
Private Placement Securities-- Equity 0.19%
------------------------------------------------------>
0%                                                 100%

Lincoln National
  Income Fund, Inc.

Fund Basics
As of June 30, 2002
-----------------------------------------------
Fund Objective:
The Fund seeks to provide increasing dollar
amounts of income for distribution to its
shareholders over the long-term.
-----------------------------------------------
Total Fund Net Assets:
$130.84 million
-----------------------------------------------
Number of Holdings:
203
-----------------------------------------------
Your Fund Manager:
Ryan K. Brist joined Delaware Investments in
2000. Previously, he served as a Senior Trader
and Corporate Specialist for Conseco Capital
Management's fixed-income group, and as an
Analyst in Oil/Gas Investment Banking for Dean
Witter Reynolds in New York. Mr. Brist is a
graduate of Indiana University and a CFA
charterholder.
-----------------------------------------------
NYSE Symbol:
LND

Fund Performance
Average Annual Total Returns
Through June 30, 2002                 10 Years     Five Years        One Year
--------------------------------------------------------------------------------
At Market Price                       +9.71%         +9.84%          +22.07%
At Net Asset Value                    +8.47%         +7.92%           +8.47%
--------------------------------------------------------------------------------
Returns reflect reinvestment of all distributions. Performance does not include any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Market Price vs. Net Asset Value
June 30, 2001 to June 30, 2002

Lincoln National Income Fund, Inc. @ Market Price

       Date               NAV           Market Price
     --------           ------          ------------
      6/30/01           $13.11              $11.95
      7/31/01           $13.25              $12.90
      8/31/01           $13.44              $12.60
      9/30/01           $13.19              $11.80
     10/31/01           $13.35              $12.15
     11/30/01           $13.14              $11.92
     12/31/01           $12.58              $11.73
      1/31/02           $12.71              $12.90
      2/28/02           $12.86              $12.70
      3/31/02           $12.69              $12.25
      4/30/02           $12.77              $13.00
      5/31/02           $12.91              $13.42
      6/30/02           $12.77              $13.00
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results.

Important                                     Lincoln National Income Fund, Inc.
  Fund Information

Share Repurchase Program
The Fund's Board of Directors has authorized the Fund to conduct a share repurchase program. Notice is hereby given in accordance with Section 23(c) under the Investment Company Act of 1940 that the Fund may purchase at market prices, from time to time, shares of its common stock on the open market.

New Investment Advisory Arrangements
Effective May 10, 2002, Delaware Management Company ("DMC") became the investment advisor to the Fund. DMC is a series of Delaware Management Business Trust, a wholly-owned subsidiary of Lincoln National Corporation. The transfer of advisory responsibilities from Delaware Lincoln Investment Advisers ("DLIA"), the Fund's previous investment advisor, to DMC did not constitute a change in the actual control or management of the Fund's investment advisor, and the personnel responsible for the day-to-day management of the Fund did not change. The terms of the investment advisory agreement with DMC with respect to the Fund are substantially identical to the terms of the agreement previously in effect with DLIA.

Automatic Dividend Reinvestment Plan
Any registered shareholder of Lincoln National Income Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the "Plan"). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to Mellon Investor Services LLC, the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of Common Stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and be received by the Plan agent not less than five business days and no more than 30 days prior to the dividend payment date

Shares will be held by the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

There is no direct charge for Plan participation. The adminis trative costs of the Plan are borne by the Fund.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write to:

Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666

or call 800 851-9677.

Statement                                     Lincoln National Income Fund, Inc.
  of Net Assets                               June 30, 2002 (Unaudited)


                                                           Market
                                         Principal        or Fair
                                          Amount           Value
Public Debt Securities - 90.25%
Aerospace & Defense - 0.08%
   Sequa 9.00% 8/1/09                   $  105,000      $   106,050
                                                        -----------
                                                            106,050
                                                        -----------
Asset-Backed Securities - 0.96%
   Citigroup Mortgage Securities
     6.25% 1/25/32                         298,799          236,051
   Morgan Stanley Dean Witter
     2001-NC1N N 144A 12.75% 10/25/31      255,707          262,099
   Morgan Stanley Dean Witter
     2001-NC2N N 12.75% 1/26/32            250,488          255,498
   Morgan Stanley Dean Witter
     2001-NC3N N 12.75% 10/25/31           494,903          499,852
                                                        -----------
                                                          1,253,500
                                                        -----------
Automobiles & Automotive Parts - 1.79%
   Ford Motor 7.45% 7/16/31              2,510,000        2,343,035
                                                        -----------
                                                          2,343,035
                                                        -----------
Banking, Finance & Insurance - 17.20%
   Bank of Hawaii 6.875% 6/1/03            375,000          386,572
   BB&T 6.50% 8/1/11                     1,175,000        1,231,300
   Boeing Capital 6.50% 2/15/12            600,000          630,230
   CIT
     7.125% 10/15/04                       300,000          295,305
     7.50% 11/14/03                        120,000          119,385
   Citigroup
     6.00% 2/21/12                         100,000          100,587
     6.625% 6/15/32                      1,450,000        1,406,306
   Erac USA Finance 7.35% 6/15/08        1,815,000        1,956,485
   Fairfax Financial 7.75% 12/15/03      1,000,000          951,782
   Ford Motor Credit
     6.875% 2/1/06                       1,150,000        1,177,451
     7.25% 10/25/11                      2,055,000        2,068,317
   General Electric Capital
     6.00% 6/15/12                       1,830,000        1,824,697
   GMAC
     6.125% 2/1/07                       1,230,000        1,244,690
     8.00% 11/1/31                       1,665,000        1,707,752
   International Lease Finance
     5.625% 6/1/07                         415,000          421,183
   Jefferies 7.75% 3/15/12                 630,000          637,794
   Morgan Stanley Dean Witter
     6.60% 4/1/12                          955,000          974,967
   Popular 6.125% 10/15/06                 695,000          713,201
   Regions Financial 6.375% 5/15/12      1,390,000        1,433,336
   UnumProvident 7.375% 6/15/32            530,000          522,429
   Von Hoffman 144A 10.25% 3/15/09          80,000           82,400
   Wells Fargo Capital
     Series A 144A 8.125% 12/1/26          500,000          544,218
   XL Capital 6.50% 1/15/12                550,000          570,335
   Zurich Capital Trust 144A
     8.376% 6/1/37                       1,600,000        1,511,720
                                                        -----------
                                                         22,512,442
                                                        -----------

                                                                  Market
                                              Principal          or Fair
                                                Amount            Value
Public Debt Securities (continued)
Cable, Media & Publishing - 6.69%
  AOL Time Warner
    5.625% 5/1/05                             $  640,000       $  628,380
    7.70% 5/1/32                               1,150,000        1,022,907
  Charter Communications 10.00% 4/1/09            65,000           45,175
  Continental Cablevision 9.50% 8/1/13           500,000          527,664
++Fox Family Worldwide 9.25% 11/1/07             510,000          541,875
  Fox Kids Worldwide 10.25% 11/1/07              680,000          728,450
  Paramount Communication
    8.25% 8/1/22                               1,000,000        1,030,088
  Rogers Cable 144A 7.875% 5/1/12              1,700,000        1,720,547
  Scholastic 5.75% 1/15/07                     1,055,000        1,066,064
  Scripps (EW) 5.75% 7/15/12                   1,025,000        1,018,420
  Thomson 5.75% 2/1/08                           425,000          428,340
                                                               ----------
                                                                8,757,910
                                                               ----------
Chemicals - 3.00%
  Avecia 11.00% 7/1/09                           370,000          370,000
  IMC Global 6.55% 1/15/05                       160,000          152,587
  Praxair 6.15% 4/15/03                          335,000          344,165
  Rohm & Haas 6.95% 7/15/04                      270,000          286,694
  Solutia 6.50% 10/15/02                       2,450,000        2,339,750
  Valspar 6.00% 5/1/07                           425,000          430,721
                                                               ----------
                                                                3,923,917
                                                               ----------
Collateralized Mortgage Obligations - 1.13%
  Merrill Lynch Mortgage 5.695% 7/12/34          195,000          151,995
  Prudential Securities Preferred Financing
    7.365% 5/15/13                               400,000          307,891
  Wachovia Bank Commercial
    Mortgage Trust
    2002-C1AH 6.29% 4/15/34                      705,000          582,065
    2002-C1AJ 6.29% 4/15/34                      545,000          433,616
                                                               ----------
                                                                1,475,567
                                                               ----------
Computers & Technology - 0.32%
     Hewlett-Packard 5.50% 7/1/07                420,000          418,056
                                                               ----------
                                                                  418,056
                                                               ----------
Consumer Products - 1.97%
  American Greetings
    6.10% 8/1/28                                 775,000          707,188
    11.75% 7/15/08                               290,000          319,000
  Fortune Brands 7.125% 11/1/04                  485,000          520,467
  Maytag 6.875% 12/1/06                          955,000        1,027,078
                                                               ----------
                                                                2,573,733
                                                               ----------
Diversified REITs - 0.51%
  Simon Property 6.375% 11/15/07                 655,000          672,784
                                                               ----------
                                                                  672,784
                                                               ----------
Electronics & Electrical Equipment - 1.10%
  Johnson Controls 5.00% 11/15/06                635,000          631,645
  Western Resource 144A 7.875% 5/1/07            810,000          805,542
                                                               ----------
                                                                1,437,187
                                                               ----------

Statement                                     Lincoln National Income Fund, Inc.
  of Net Assets (continued)



                                                               Market
                                              Principal       or Fair
                                               Amount          Value
Public Debt Securities (continued)
Energy -11.16%
   Burlington Resources 5.70% 3/1/07         $  690,000     $   708,795
   Colonial Pipeline 7.63% 4/15/32            1,695,000       1,806,080
   El Paso 7.00% 5/15/11                        635,000         608,890
   Kerr-McGee 5.875% 9/15/06                    195,000         200,817
   Marathon Oil 5.375% 6/1/07                   425,000         427,523
   Nabors Industries 6.80% 4/15/04              330,000         346,177
   Natural Fuel and Gas 7.30% 2/18/03           350,000         359,882
   Nexen 7.875% 3/15/32                       1,360,000       1,388,997
   North Border Pipeline144A
     6.25% 5/1/07                               390,000         398,984
   Occidental Petroleum 5.875% 1/15/07          630,000         653,309
   Oneok 7.75% 8/15/06                        1,345,000       1,449,120
   PSEG Energy 9.125% 2/10/04                 1,020,000       1,038,415
   Swift Energy 9.375% 5/1/12                   100,000          94,750
   Transcontinental Gas 144A
     8.875% 7/15/12                           2,500,000       2,439,375
   Transocean Sedco Forex 6.75% 4/15/05         770,000         813,626
   Union Oil of California 6.375% 2/1/04        335,000         347,822
   Valero Energy 6.125% 4/15/07                 305,000         315,309
   Western Atlas 7.875% 6/15/04                 385,000         414,465
   Williams Series A 7.50% 1/15/31              385,000         277,129
   YPF 8.00% 2/15/04                            685,000         510,325
                                                            -----------
                                                             14,599,790
                                                            -----------
Environmental Services - 0.06%
   Synagro Technologies 144A
     9.50% 4/1/09                                75,000          77,250
                                                            -----------
                                                                 77,250
                                                            -----------
Food, Beverage & Tobacco - 2.56%
   Delhaize America 9.00% 4/15/31               530,000         573,671
   RJ Reynolds Tobacco 7.25% 6/1/12           1,270,000       1,302,715
   Tyson Foods
     6.625% 10/4/04                             395,000         412,013
     8.25% 10/1/11                              555,000         613,313
   UST 8.80% 3/15/05                            400,000         441,618
                                                            -----------
                                                              3,343,330
                                                            -----------
Foreign Governments - 3.78%
   Banco Nac Desenv 144A
     9.625% 12/12/11                            970,000         681,425
   Brazilian Government International Bond
     8.875% 4/15/24                           1,540,000         750,750
     11.00% 8/17/40                           1,750,000         984,375
   Republic of Colombia
     10.00% 1/23/12                             420,000         396,900
     11.75% 2/25/20                             255,000         250,155
   Republic of Ecuador 5.00% 8/15/03          1,885,000         913,426
   Republic of Venezuela 2.875% 12/18/07      1,309,502         970,062
                                                            -----------
                                                              4,947,093
                                                            -----------

                                                              Market
                                             Principal        or Fair
                                               Amount          Value
Public Debt Securities (continued)
Government Agencies - 0.90%
   Fannie Mae Series 265 9.00% 3/1/24        $  224,446     $  252,363
   Freddie Mac Series
     46B 7.80% 9/15/20                          215,201        225,830
     7A 7.00% 9/17/31                           649,650        694,659
                                                            ----------
                                                             1,172,852
                                                            ----------
Healthcare & Pharmaceuticals - 0.04%
   Concentra Operating 13.00% 8/15/09            45,000         51,075
                                                            ----------
                                                                51,075
                                                            ----------
Healthcare REITs - 0.95%
   Nationwide Health Properties
     7.06% 12/5/06                            1,250,000      1,242,214
                                                            ----------
                                                             1,242,214
                                                            ----------
Industrial Machinery - 1.23%
   Fort James 6.625% 9/15/04                    745,000        726,233
   Venture Holdings 12.00% 6/1/09                80,000         31,600
   York International 6.625% 8/15/06            810,000        846,279
                                                            ----------
                                                             1,604,112
                                                            ----------
Metals & Mining - 3.55%
   Falconbridge 7.35% 6/5/12                    945,000        974,087
   Newmont Mining 8.625% 5/15/11              1,285,000      1,447,743
   US Steel LLC 10.75% 8/1/08                   500,000        522,500
   USX
     9.375% 2/15/12                           1,000,000      1,218,749
     9.375% 5/15/22                             395,000        485,230
                                                            ----------
                                                             4,648,309
                                                            ----------
Miscellaneous - 1.43%
   Science Applications 144A 6.25% 7/1/12     1,905,000      1,876,522
                                                            ----------
                                                             1,876,522
                                                            ----------
Mortgage Backed Securities - 1.02%
   Fannie Mae
     644709 7.00% 5/1/32                        853,295        885,026
     649079 7.00% 6/1/32                        435,000        451,177
                                                            ----------
                                                             1,336,203
                                                            ----------
Office / Industrial REITs - 0.56%
   Highwoods Realty 8.00% 12/1/03               700,000        730,601
                                                            ----------
                                                               730,601
                                                            ----------
Packaging & Containers - 0.30%
   BPC 12.50% 6/15/06                           370,000        390,350
                                                            ----------
                                                               390,350
                                                            ----------
Paper & Forest Products - 2.89%
   Ainsworth Lumber 13.875% 7/15/07             150,000        168,750
   Georgia Pacific 8.875% 5/15/31               195,000        184,013
   Norske Skogind 144A 7.625% 10/15/11        1,710,000      1,824,469
   Sappi Papier 144A 6.75% 6/15/12            1,130,000      1,146,690
   Weyerhaeuser 144A 5.50% 3/15/05              440,000        452,337
                                                            ----------
                                                             3,776,259
                                                            ----------

Statement                                     Lincoln National Income Fund, Inc.
  of Net Assets (continued)



                                                              Market
                                              Principal      or Fair
                                               Amount         Value
Public Debt Securities (continued)
Restaurants - 1.05%
     Wendy's International
        6.25% 11/15/11                       $  630,000     $   643,140
        6.35% 12/15/05                          695,000         730,613
                                                            -----------
                                                              1,373,753
                                                            -----------
Retail - 2.53%
     Gap 5.625% 5/1/03                          870,000         857,995
   ++J Crew 13.125% 10/15/08                  1,200,000         756,000
     Kroger 8.15% 7/15/06                       690,000         764,111
     Lowes Companies 7.50% 12/15/05             520,000         568,917
     Tyco International 6.375% 10/15/11         475,000         364,320
                                                            -----------
                                                              3,311,343
                                                            -----------
Telecommunications - 9.34%
     AT&T 6.50% 3/15/29                       1,060,000         733,607
     AT&T 144A 6.50% 11/15/06                   795,000         700,360
     AT&T Wireless
        6.875% 4/18/05                          220,000         195,943
        8.125% 5/1/12                           475,000         388,061
     Citizens Communication
        6.375% 8/15/04                          650,000         622,109
    *France Telecommunications
        9.25% 3/1/11                            330,000         301,838
        10.00% 3/1/31                         1,975,000       1,751,520
     Insight Midwest 10.50% 11/1/10           1,310,000       1,231,400
     Intelsat 144A 7.625% 4/15/12             1,105,000       1,150,377
     Liberty Media 8.25% 2/1/30                 600,000         560,658
     Nynex 9.55% 5/1/10                       1,003,115       1,172,198
     Singtel 144A 6.375% 12/1/11              1,050,000       1,049,556
     Sprint Capital
        6.00% 1/15/07                           495,000         386,029
        6.875% 11/15/28                       1,475,000         925,306
     Vimplecom 144A 10.45% 4/26/05            1,110,000       1,054,500
                                                            -----------
                                                             12,223,462
                                                            -----------
     Textiles, Apparel & Furniture - 0.28%
     Levi Strauss
        6.80% 11/1/03                           160,000         148,800
        11.625% 1/15/08                         230,000         219,650
                                                            -----------
                                                                368,450
                                                            -----------
Transportation & Shipping - 1.88%
     American Airlines 6.817% 5/23/11         1,020,000       1,027,048
     Delta Air Lines 7.299% 9/18/06           1,410,000       1,434,769
                                                            -----------
                                                              2,461,817
                                                            -----------
U.S. Treasury Obligations - 0.77%
     U.S. Treasury Bond 5.375% 2/15/31          680,000         666,082
     U.S. Treasury Note
        4.375% 5/15/07                           80,000          81,125
        4.875% 2/15/12                          255,000         256,036
                                                            -----------
                                                              1,003,243
                                                            -----------
Utilities - 9.22%
     Avista
        7.75% 1/1/07                            500,000         513,667
        9.75% 6/1/08                          1,000,000       1,050,730
     BVPS II Funding 8.33% 12/1/07            1,159,000       1,257,387

                                                              Market
                                              Principal      or Fair
                                               Amount         Value
Public Debt Securities (continued)
Utilities (continued)
   Commonwealth Edison
     8.375% 10/15/06                         $  590,000     $   668,990
   Consumers Energy 6.00% 3/15/05               315,000         287,769
   Detroit Edison 5.05% 10/1/05                 650,000         660,949
   First Energy
     6.45% 11/15/11                             940,000         914,534
     7.375% 11/15/31                            790,000         752,267
   Florida Power 8.00% 12/1/22                1,500,000       1,562,308
   Nevada Power 6.20% 4/15/04                   450,000         414,203
   PG&E National Energy
     10.375% 5/16/11                          1,015,000       1,037,092
   Scottish Power PLC
     7.00% 7/15/09                              500,000         539,875
     8.29% 12/30/11                           1,000,000       1,164,620
   Southern Capital 5.30% 2/1/07              1,220,000       1,238,994
                                                            -----------
                                                             12,063,385
                                                            -----------
Total Public Debt Securities
   (cost $118,269,306)                                      118,075,594
                                                            -----------
Private Placement Securities - Debt- 7.07%
Airlines - 0.37%
   United Airlines 8.70% 10/7/08                710,077         487,880
                                                            -----------
                                                                487,880
                                                            -----------
Automobiles & Automotive Parts - 0.21%
**Continental Auto Receivables Series A
     12.00% 4/30/05                             500,000         275,000
                                                            -----------
                                                                275,000
                                                            -----------
Banking, Finance & Insurance - 2.08%
   Anglo Irish Bank Series A
     9.10% 9/30/06                            1,000,000       1,070,400
   Avianca Airline Ticket Receivable
   Trust
     11.75% 12/24/05                            241,585         188,436
   Merrill Lynch Series 98 Pilgrim 2
     6.623% 9/23/09                           1,000,000         935,100
 **PM Holding 13.50% 10/30/04                   500,000         336,970
   Union Acceptance 8.53% 8/1/02                200,000         200,160
                                                            -----------
                                                              2,731,066
                                                            -----------
Chemicals - 0.32%
   Dow Chemical 17.25% 1/2/03                   405,735         419,530
                                                            -----------
                                                                419,530
                                                            -----------
Electronics & Electrical Equipment - 0.07%
**PSC Scanning 12.00% 6/30/06                   500,000          95,000
                                                            -----------
                                                                 95,000
                                                            -----------
Food, Beverage & Tobacco - 0.39%
   Dairy Farmers of America Preferred
     Capital Trust 7.38% 10/2/12                500,000         507,300
                                                            -----------
                                                                507,300
                                                            -----------

Statement                                     Lincoln National Income Fund, Inc.
  of Net Assets (continued)


                                                              Market
                                             Principal        or Fair
                                              Amount          Value
Private Placement Securities - Debt (continued)
Leisure, Lodging & Entertainment - 0.64%
  New Boston Garden 8.45% 9/22/15            $833,043       $  834,792
                                                            ----------
                                                               834,792
                                                            ----------
Metals & Mining - 0.22%
  Steel Technologies 8.52% 3/1/05             214,000          224,593
**Worthington Precious Metals
    13.50% 10/30/04                            92,610           62,413
                                                            ----------
                                                               287,006
                                                            ----------
Miscellaneous - 2.47%
**CIC Acquisition (Conso International)
    12.00% 3/6/08                             500,000          300,250
  Deloitte & Touche Series B 7.41% 10/1/11    909,157          974,161
**Elastomeric Technologies
    13.80% 10/8/07                            500,000                0
  Glass Equipment Development 144A
    13.50% 6/2/08                             515,000          432,188
  Setech Lewis Supply 13.50% 6/30/05          500,000          492,500
**Stackpole Magnetic Systems
    13.50% 12/31/05                           380,000           19,000
  Therma-Tru 12.00% 5/15/09                   750,000          684,825
  Zelenka Evergreen 13.75% 5/4/07             491,666          323,566
                                                            ----------
                                                             3,226,490
                                                            ----------
Paper & Forest Products - 0.30%
  West Fraser Mills 8.44% 6/30/04             380,000          389,766
                                                            ----------
                                                               389,766
                                                            ----------
Total Private Placement Securities - Debt
    (cost $11,148,571)                                       9,253,830
                                                            ----------


                                             Number of
                                              Shares
Preferred Stock- 1.15%
Miscellaneous - 0.77%
  TransCanada Capital TOPrS 8.75%              40,000        1,002,800
                                                            ----------
                                                             1,002,800
                                                            ----------
Telecommunications - 0.39%
  Centaur Funding 144A 9.08%                      500          509,532
                                                            ----------
                                                               509,532
                                                            ----------
Total Preferred Stock (cost $1,546,006)                      1,512,332
                                                            ----------
Private Placement Securities - Equity - 0.19%
Miscellaneous - 0.00%
  Stackpole Magnetic Systems Class B          120,000                0
                                                            ----------
                                                                     0
                                                            ----------
Warrants - 0.19%
+CIC Acquisition (Conso International)
    Class A Voting Warrants                       679                0
+CIC Acquisition (Conso International)
    Class A Voting Warrants
    (Clawback Provision)                          679                0
+CIC Acquisition (Conso International)
    Class B Non-Voting Warrants                 2,731                0

                                                              Market
                                            Number of         or Fair
                                              Shares          Value
Private Placement Securities - Equity (continued)
Warrants (continued)
+CIC Acquisition (Conso International)
    Class B Non-Voting Warrants
    (Clawback Provision)                        2,731       $          0
+CIC Acquisition (Conso International)
    Warrants for Preferred Stock                  392                  0
+CIC Acquisition (Conso International)
    Warrants For Preferred Stock
    (Clawback Provision)                          392             14,603
+Continental Auto Receivables                   9,506                  0
+Elastomeric Technologies                         111                  0
+Franklin Nursery                                  21                  0
+Ged Holdings                                   3,049                  0
+Glomac                                        17,854                  0
+PSC Warrants                                  16,250                  0
+Setech                                        17,306             91,895
+Stackpole Magnetic Systems                    54,582                  0
+Therma-Tru Holdings                              449            142,350
+WPM Holdings                                     110                  0
                                                            ------------
                                                                 248,848
                                                            ------------
Total Private Placement Securities - Equity
    (cost $ 652,443)                                             248,848
                                                            ------------
Common Stock - 0.00%
+Franklin Nursery Investors                   120,746                  0
                                                            ------------
                                                                       0
                                                            ------------
Total Common Stock (cost $120,746)                                     0
                                                            ------------
Limited Partnership- 0.01%
Chemicals - 0.01%
+KBSI Partnership                                   1             14,495
                                                            ------------
                                                                  14,495
                                                            ------------
Total Limited Partnership (cost $49,622)                          14,495
                                                            ------------
Total Market Value of Securities - 98.67%
    (cost $131,786,694)                                      129,105,099
Receivables and Other Assets
    Net of Liabilities - 1.33%                                 1,737,822
                                                            ------------
Net Assets- 100.00%                                         $130,842,921
                                                            ------------

Statement                                     Lincoln National Income Fund, Inc.
  of Net Assets (continued)



Net Asset Value Per Share of Common Stock
   Outstanding ($130,842,921 Less Variable Term
   Preferred Stock at Liquidation Value
   of $40,000,000 Divided by 7,114,831
   Shares of Common Stock Outstanding)                            $12.77
                                                                  ------
Preferred Stock, par value $1.00 per share
   (authorized 1,000,000 shares) Variable Term
   Preferred Stock (VTP), issued and outstanding
   40,000 shares, liquidation preference $1,000 per
   share                                                      40,000,000
Common Stock, par value $1.00 per share
   (authorized 10,000,000 shares), issued and
   outstanding 7,114,831 shares                                7,114,831
Proceeds in excess of par value of shares issued              83,244,025
Undistributed net investment income                            2,658,665
Accumulated net realized gain on investments                     506,995
Net unrealized depreciation of investments                    (2,681,595)
Total Net Assets                                            ------------
                                                            $130,842,921
                                                            ============

TOPrS-- Trust Originated Preferred Securities.

  * The interest rate shown is the step up rate.
 ** Non-income producing security. Security is currently in default.
  + Non income producing security at June 30, 2002.
 ++ Zero coupon bond. The interest rate shown is the step up rate.


The accompanying notes are an integral part of the financial statements.

Statement                                 Lincoln National Income Fund, Inc.
  of Operations                           Period Ended June 30, 2002 (Unaudited)

Investment income:
   Interest                                                                                                           $ 5,338,156
   Dividends                                                                                                               69,357
                                                                                                                      -----------
   Total investment income                                                                                              5,407,513
                                                                                                                      -----------

Expenses:
   Management fees                                                                                       $573,313
   Professional fees                                                                                       55,325
   Variable term preferred stock fees                                                                      50,678
   Directors fees                                                                                          35,250
   Reports to shareholders                                                                                 15,393
   Stock Transfer & dividend disbursing fees                                                               12,000
   Custodian Fees                                                                                           4,518
   Other                                                                                                   17,640
                                                                                                         --------
   Total expenses                                                                                                         764,117
                                                                                                                      -----------
   Net investment income                                                                                                4,643,396
                                                                                                                      -----------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain on investment transactions                                                                           694,340
   Net change in unrealized appreciation/depreciation of investments                                                   (1,845,576)
                                                                                                                      -----------
Net Realized and Unrealized Loss on Investments                                                                        (1,151,236)
                                                                                                                      -----------
Dividends on Preferred Stock                                                                                             (377,699)
                                                                                                                      -----------

Net Increase in Net Assets Resulting from Operations                                                                  $(3,114,461)
                                                                                                                      ===========

The accompanying notes are an integral part of the financial statements.

Statements                                    Lincoln National Income Fund, Inc.
  of Changes in Net Assets

                                                                                                     Period
                                                                                                      Ended           Year Ended
                                                                                                     6/30/02           12/31/01
                                                                                                   (Unaudited)
Changes from Operations:
   Net investment income                                                                          $  4,643,396       $  9,395,236
   Net realized gain on investments                                                                    694,340          2,690,038
   Net change in unrealized appreciation/depreciation on investments                                (1,845,576)        (2,141,572)
   Dividends on preferred stock                                                                       (377,699)        (1,673,944)
                                                                                                  ------------       ------------
   Net increase in net assets resulting from operations                                              3,114,461          8,269,758
                                                                                                  ------------       ------------

Dividends and Distributions to Common Shareholders from:
Net investment income                                                                               (1,778,708)        (7,648,443)
Net realized gain on investments                                                                            --         (1,942,349)
                                                                                                  ------------       ------------
   Total dividends and distributions to common shareholders                                         (1,778,708)        (9,590,792)
                                                                                                  ------------       ------------

   Total increase (decrease) in net assets                                                           1,335,753         (1,321,034)
                                                                                                  ------------       ------------

   Beginning of period                                                                             129,507,168        130,828,202
                                                                                                  ------------       ------------
   End of Period                                                                                  $130,842,921       $129,507,168
                                                                                                  ============       ============

The accompanying notes are an integral part of the financial statements.

Statement                                 Lincoln National Income Fund, Inc.
  of Cash Flows                           Period Ended June 30, 2002 (Unaudited)


Net Cash Provided by Operating Activities:
   Net increase in net assets resulting from operations                                                              $ 3,114,461
                                                                                                                     ------------

Adjustments to Reconcile Net Increase in Net Assets from Operations to Cash
Provided by Operating Activities:
   Amortization of discount on securities purchased                                                                      (211,443)
   Net purchases from investment transactions                                                                          1,150,218
   Net realized gain from security transactions                                                                         (545,567)
   Change in net unrealized (appreciation) depreciation                                                                1,583,553
   Increase in receivable for investments sold                                                                        (8,134,254)
   Decrease in interest and dividends receivable                                                                          51,098
   Increase in payable for investments purchased                                                                       9,568,392
   Increase in accrued expenses and other liabilities                                                                    307,362
   Decrease in distributions payable                                                                                  (4,031,051)
                                                                                                                     -----------
   Total adjustments                                                                                                    (261,692)
                                                                                                                     -----------
   Net cash provided by operating activities                                                                           2,852,769
                                                                                                                     -----------

Cash Flows Used for Financing Activities:
   Dividends and distributions paid to common shareholders                                                            (1,778,708)
                                                                                                                     -----------
   Net cash used for financing activities                                                                             (1,778,708)
                                                                                                                     -----------
   Net increase in cash                                                                                                1,074,061
   Cash at beginning of period                                                                                           559,224
                                                                                                                     -----------
   Cash at end of period                                                                                               1,633,285
                                                                                                                     -----------
   Cash paid for interest                                                                                                394,324
                                                                                                                     -----------

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Lincoln National Income Fund, Inc.

                                                                  Period
                                                                   Ended
                                                                 6/30/02(1)                   Year Ended
                                                                (Unaudited)  12/31/01(2) 12/31/00    12/31/99   12/31/98   12/31/97
Net asset value, beginning of period                             $  12.58     $  12.77   $  12.17    $  13.39   $   13.43  $  13.47

Income from investment operations:
Net investment income(3)                                             0.65         1.32       1.29        1.26        1.32      1.40
Net realized and unrealized gain (loss) on investments              (0.16)        0.07       0.62       (1.20)       0.06      0.39
Dividends on preferred stock:
   From net investment income                                       (0.05)       (0.23)     (0.36)      (0.28)      (0.31)    (0.22)
   From net realized gain on investments                               --           --         --       (0.01)      (0.01)    (0.09)
                                                                 --------     --------   --------    --------   ---------  --------
Total dividends on preferred stock                                  (0.05)       (0.23)     (0.36)      (0.29)      (0.32)    (0.31)
                                                                 --------     --------   --------    --------   ---------  --------
Total from investment operations                                     0.44         1.16       1.55       (0.23)       1.06      1.48
                                                                 --------     --------   --------    --------   ---------  --------

Less dividends and distributions to common shareholders:
From net investment income                                          (0.25)       (1.08)     (0.91)      (0.99)      (1.04)    (1.21)
From net realized gains                                                --        (0.27)     (0.04)         --       (0.06)    (0.31)
                                                                 --------     --------   --------    --------   ---------  --------
Total dividends and distributions to common shareholders            (0.25)       (1.35)     (0.95)      (0.99)      (1.10)    (1.52)
                                                                 --------     --------   --------    --------   ---------  --------

Net asset value, end of period                                   $  12.77     $  12.58   $  12.77    $  12.17   $   13.39  $  13.43
                                                                 ========     ========   ========    ========   =========  ========

Per Share Market Value, End of Period                            $  13.00     $  11.73   $  10.75    $   9.69   $   14.19  $  13.06
Total Investment Return (based on Market Value)                    22.07%       22.13%     21.04%     (25.34%)     17.42%    17.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $130,843     $129,507   $130,828    $126,569   $ 134,135  $131,732
Ratio of expenses to average net assets                             1.18%        1.16%      1.15%       1.12%       1.16%     1.12%
Ratio of expenses to average net assets prior to
   expenses paid indirectly                                         1.18%        1.16%      1.17%       1.13%         N/A       N/A
Ratio of net investment income to average net assets                6.99%        7.05%      7.14%       6.81%       6.84%     7.17%
Ratio of net investment income prior to expenses paid indirectly    6.99%        7.05%      7.12%       6.80%         N/A       N/A
Portfolio Turnover                                                850.30%      774.98%     94.98%      10.29%      19.78%    22.63%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)              $ 40,000     $ 40,000   $ 40,000    $ 40,000   $  40,000  $ 40,000
Net asset coverage per share of preferred shares, end of period  $  3,271     $  3,238   $  3,271    $  3,164   $   3,353  $  3,293
Liquidation value per share of preferred shares(4)               $  1,000     $  1,000   $  1,000    $  1,000   $   1,000  $  1,000

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. For December 31, 2001 this change had no material impact on per share ratios and supplemental data. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3) Per share information was based on the average shares outstanding method.
(4) Excluding any accumulated but unpaid dividends.


The accompanying notes are an integral part of the financial statements.

Notes                                         Lincoln National Income Fund, Inc.
  to Financial Statements                     June 30, 2002 (Unaudited)




Lincoln National Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LND.

Note A -- Summary of Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments -- Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the lives of the respective securities.

Investments in equity securities traded on a national exchange are valued at their last sale price at the close of that exchange; if on a particular day an exchange-listed security does not trade, than the mean between the bid and asked will be used. Equity securities traded in the over-the-counter market are valued at the last sale price at the close of the New York Stock Exchange. If a non-exchange listed security does not trade on a particular day, then the mean between the bid and asked price will be used as long as it continues to reflect the value of the security. Debt securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service than the securities will be valued at the mean between bid and offer prices. Securities for which quotations are not available are priced at "fair value", as discussed below. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values determined by the Fund's securities valuation committee according to the Fund's pricing procedures, as approved and reviewed by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; evaluation of the forces which influence the market in which these securities are purchased and sold; the type of security; any available financial statements; cost at date of purchase, plus or minus any applicable amortization of premiums or discounts; the size of the holding; discount from market value of unrestricted securities of the same class at the time of purchase; any special reports prepared by analysts; information as to any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of trading in similar securities of comparable companies; for foreign securities, the ability to repatriate currency and/or any restrictions implemented by a foreign government; foreign ownership and share prices versus local ownership share prices and/or the volume of securities traded; and price comparisons (discount/premium of the locally traded shares versus depositary receipt).

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Valuations are determined according to pricing procedures approved and reviewed by a majority of the Directors who are not interested persons.

Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed. As of June 30, 2002 the Fund held $9,502,678 in fair valued securities, representing 7.26% of the Fund.

Income Taxes -- It is the intention of the Fund to distribute substantially all net investment income and net realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net realized gains distributed to shareholders.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other -- Security transactions are accounted for on the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums on all debt securities are amortized to interest income over the lives of the respective securities. Gains (losses) on paydowns of mortgage- and asset-backed securities are recorded as an adjustment to interest income.

Distributions to common shareholders are recorded on the ex-dividend date and distributions to preferred shareholders are accrued daily and generally are paid every 28 days.

The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended June 30, 2002.

Note B -- Investments
Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

Notes                                         Lincoln National Income Fund, Inc.
  to Financial Statements (continued)


The follow is a list of private placements with initial purchase date, par cost amount and market value as of June 30, 2002:

PRIVATE PLACEMENTS

                                                                          Date of                                   Market or
Private Placement Securities-- Debt                                       Purchase        Par          Cost        Fair Value
-----------------------------------------------------------------------------------------------------------------------------
Anglo Irish Bank Corporation 9.10%, 9/30/06                                9/30/94   $1,000,000   $ 1,000,000      $1,070,400
Avianca Airline Ticket Receivable Trust 11.75%, 12/24/05                  12/24/97      241,585       241,585         188,436
CIC Acquisition (Conso International) 12.00%, 3/6/08                       3/06/00      500,000       420,000         300,250
Continental Auto Receivables Series A 12.00%, 4/30/05                      7/29/99      500,000       466,405         275,000
Dairy Farmers of America Preferred Capital Trust 7.38%,10/2/12             10/2/98      500,000       500,000         507,300
Deloitte & Touche LLP 7.41%,10/1/11                                        9/25/96      909,157       909,157         974,161
Dow Chemical 17.25%,1/2/03                                                 3/25/92      405,735       405,735         419,530
Elastomeric Technologies Preferred Rubber Compounding 13.80%, 10/8/07       1/8/99      500,000       481,363               0
Glass Equipment Development 144A 13.50%, 6/2/08                             6/2/00      515,000       472,896         432,188
Merrill Lynch CLO 98 Pilgrim 2 144A 6.623%, 9/23/09                        4/14/98    1,000,000     1,000,000         935,100
New Boston Garden Corporation 8.45%, 9/22/15                               9/22/95      833,043       833,043         834,792
PM Holding 13.50%, 10/30/04                                               10/31/98      500,000       483,000         336,970
PSC Scanning 12.00%, 6/30/06                                               7/12/96      500,000       490,000          95,000
Setech Lewis Supply 13.50%, 6/30/05                                        7/19/99      500,000       464,738         492,500
Stackpole Magnetic Systems 13.50%, 10/15/05                                 9/1/95      380,000       351,500          19,000
Steel Technologies 8.52%, 3/1/05                                            2/6/95      214,000       214,000         224,593
Therma-Tru 12.00%, 5/15/09                                                  5/9/00      750,000       597,254         684,825
Union Acceptance Corporation 8.53%, 8/1/02                                 6/23/97      200,000       203,182         200,160
United Airlines 8.70%, 10/7/08                                              5/4/95      710,077       707,457         487,880
West Fraser Mills 8.44%, 6/30/04                                           4/15/94      380,000       379,999         389,766
Worthington Precision Metals 13.50%, 10/30/04                              1/30/99       92,610        79,665          62,413
Zelenka Evergreen 13.75% 5/4/07                                             5/4/00      491,666       447,592         323,566
                                                                                                  ---------------------------
Total Private Placement Debt                                                                      $11,148,571      $9,253,830
                                                                                                  ---------------------------

                                                                             Date of                                Market or
Private Placement Securities-- Equities                                     Purchase     Shares        Cost        Fair Value
------------------------------------------------------------------------------------------------------------------------------------
CIC Acquisition (Conso International) Class A Voting Warrants (Clawback      3/06/00        679            --              --
Position)
CIC Acquisition (Conso International) Class B Non-Voting Warrants (Clawback  3/06/00      2,731        32,671              --
Provision)
CIC Acquisition (Conso International) Warrants for Preferred Stock (Clawback 3/06/00        392        39,204          14,603
Provision)
CIC Acquisition (Conso International) Class A Voting Warrants                3/06/00        679         8,126              --
CIC Acquisition (Conso International) Class B Non-Voting Warrants            3/06/00      2,731            --              --
CIC Acquisition (Conso International) Warrants for Preferred Stock           3/06/00        392            --              --
Continental Auto Receivables                                                 7/29/99      9,506        60,000              --
Franklin Nursery Warrants                                                     3/1/00         21        40,617              --
GED Holdings                                                                  6/2/00      3,049        42,583              --
Elastomeric Technologies                                                     10/8/99        111        24,000              --
PSC                                                                          7/12/96     16,250        10,000              --
Setech                                                                       7/19/99     17,304        56,756          91,895
Stackpole Magnetic Systems Class B                                            9/1/95    120,000       120,000              --
Stackpole Magnetic Systems                                                    9/1/95     54,582        28,500              --
Therma-Tru Holdings Warrants                                                  5/9/00        452       172,986         142,350
WPM Holdings                                                                10/30/98        110        17,000              --
                                                                                                  ---------------------------
Total Private Placement Equity                                                                    $   652,443        $248,848
                                                                                                  ---------------------------

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $543,308,637 and $548,088,261 respectively for the period ended June 30, 2002.

Notes                                         Lincoln National Income Fund, Inc.
  to Financial Statements (continued)



Note C -- Management Fees and Other Transactions with Affiliates
In the accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company ("DMC") a series of Delaware Management Business Trust and the investment manager, a management fee of 0.1875% of net assets of the Fund as of the close of business on the last business day of the quarter (0.75% on an annual basis) plus 1.50% of the net cash dividends and interest earned and actually received in cash less interest on borrowed funds and dividends paid on the Variable Term Preferred Stock. At June 30, 2002, the Fund had a liability payable to DMC of $245,572.

Certain officers and directors of the Fund are also officers or directors of DMC and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund. In addition, Delaware Service Company, Inc. which is an affiliate of DMC, provides accounting services for the fund.

Note D -- Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 were as follows:

                               2001                  2000
Ordinary Income            $11,269,736            $9,002,031
Long-term capital gain              --               249,019
                           -----------            ----------
Total                      $11,269,736            $9,251,050
                           ===========            ==========

Note E -- Income Taxes
At June 30, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At June 30, 2002, the cost of investments was $131,786,694. The aggregate gross unrealized appreciation on investments was $3,372,016 and the aggregate gross unrealized depreciation was $5,917,082.

Note F -- Variable Term Preferred Stock
During August 1992, the Fund issued 40,000 shares of Variable Term Preferred stock (VTP) at an offering price of $1,000 per share. During 1992 the underwriting discount and other expenses incurred in the issuance of the preferred stock aggregated $1,120,016 and were recorded as a reduction of net assets applicable to common shares. Dividends are cumulative from the date of the original issue and generally reset every 28 days through an auction process. The Articles Supplementary, which establish and fix the rights and preferences of the VTP, places restrictions on the payments of dividends on the Fund's common stock upon non-compliance with certain provisions of the Articles Supplementary, purchase of futures or options, issuance of debt, short sale of securities, mergers, changing the Fund's pricing service and investing in reverse repurchase agreements, and requires the Fund to meet certain asset maintenance tests. The shares of the VTP may be redeemed at the option of the Fund in accordance with the terms of the Articles Supplementary. The mandatory redemption provisions of the Articles Supplementary require the Fund under certain conditions to redeem shares of the VTP if certain asset maintenance tests are not maintained or if credit rating provisions are not met.

During the period ended June 30, 2002, dividend rates have ranged from 1.798% to 1.90% and the average weighted dividend rate was 1.85%.

Note G -- Market and Credit Risk
The Fund may invest in securities that have high market or credit risk. These securities may be accompanied by a higher degree of susceptibility to adverse economic and competitive industry conditions.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Lincoln National Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its own Common Stock on the open market at market prices.

Corporate Information

Investment Advisor
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103-7094

Administrator
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

Independent Accountants
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7094

Dividend Disbursing Agent, Transfer
Agent and Reinvestment Plan Agent
Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666
800 851-9677

Stock Exchange
The Fund's stock is traded on the New York
Stock Exchange (NYSE) under the symbol LND.

For Securities Dealers and Financial
Institutions Representatives
800 362-7500

(6415)                                                        Printed in the USA
12728-1 [6/02] BUR 8/02                                                    J8465